Second Quarter 2015 Results

August 10, 2015

Impax Cautionary Statement Regarding Forward Looking Statements

To the extent any statements made in this presentation contain information that is not historical; these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the Company's future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: fluctuations in revenues and operating income; the Company's ability to promptly correct the issues raised in the warning letter and Form 483 observations received from the FDA; the Company's ability to successfully develop and commercialize pharmaceutical products in a timely manner; reductions or loss of business with any significant customer; the substantial portion of the Company's total revenues derived from sales of a limited number of products; the impact of consolidation of the Company's customer base; the impact of competition; the Company's ability to sustain profitability and positive cash flows; any delays or unanticipated expenses in connection with the operation of the Company's manufacturing facilities; the effect of foreign economic, political, legal, and other risks on the Company's operations abroad; the uncertainty of patent litigation and other legal proceedings; the increased government scrutiny on the Company's agreements with brand pharmaceutical companies; product development risks and the difficulty of predicting FDA filings and approvals; consumer acceptance and demand for new pharmaceutical products; the impact of market perceptions of the Company and the safety and quality of the Company's products; the Company's determinations to discontinue the manufacture and distribution of certain products; the Company's ability to achieve returns on its investments in research and development activities; changes to FDA approval requirements ; the Company's ability to successfully conduct clinical trials; the Company's reliance on third parties to conduct clinical trials and testing; the Company's lack of a license partner for commercialization of IPX066 outside of the United States; impact of illegal distribution and sale by third parties of counterfeits or stolen products; the availability of raw materials and impact of interruptions in the Company's supply chain; the Company's policies regarding returns, allowances and chargebacks; the use of controlled substances in the Company's products; the effect of current economic conditions on the Company's industry, business, results of operations and financial condition; disruptions or failures in the Company's information technology systems and network infrastructure caused by third party breaches or other events; the Company's reliance on alliance and collaboration agreements; the Company's reliance on licenses to proprietary technologies; the Company's dependence on certain employees; the Company's ability to comply with legal and regulatory requirements governing the healthcare industry; the regulatory environment; the effect of certain provisions in the Company's government contracts; the Company's ability to protect its intellectual property; exposure to product liability claims; risks relating to goodwill and intangibles; changes in tax regulations; the Company's ability to manage growth, including through potential acquisitions and investments; the integration of the acquired business of Tower Holdings, Inc. and Lineage Therapeutics Inc. by the Company being more difficult, time-consuming or costly than expected, operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the acquisition, the retention of certain key employees of the acquired business being difficult, the Company's and the acquired business's expected or targeted future financial and operating performance and results, the combined company's capacity to bring new products to market, and the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in connection with the acquisition within the expected time-frames or at all, the restrictions imposed by the Company's credit facility and indenture; the Company's level of indebtedness and liabilities and the potential impact on cash flow available for operations; uncertainties involved in the preparation of the Company's financial statements; the Company's ability to maintain an effective system of internal control over financial reporting; the effect of terrorist attacks on the Company's business; the location of the Company's manufacturing and research and development facilities near earthquake fault lines; expansion of social media platforms and other risks described in the Company's periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

Trademarks referenced herein are the property of their respective owners.
©2015 Impax Laboratories, Inc. All Rights Reserved.

Agenda

- Q2 2015 Highlights and Subsequent Events
- Update on Four Key Areas of Focus
- Q2 2015 Financial Results
- 2015 Guidance
- Q&A

Highlights & Update

Fred Wilkinson

President & Chief Executive Officer

Impax

Q2 2015 Highlights and Subsequent Events

- Q2 2015 results
  - Revenue growth of approximately 14%
  - Tower* acquisition enhanced Brand and Generic portfolio
  - Launched six generic products
  - Strong early performance from RYTARY®
  - Specialty Pharma (Brand) business profitable
- Achieving Tower acquisition strategic benefits and capturing identified synergies
- Sharpening focus on improving supply chain efficiency and expense control
- Streamlined packaging and distribution operations to create a more efficient operating model
- Maintain balance sheet flexibility and reduced interest expense
- Sold Daraprim® for $55 million

* Impax acquired Tower Holdings, Inc. (including operating subsidiaries CorePharma LLC and Amedra Pharmaceuticals LLC) and Lineage Therapeutics Inc. (together "Tower") on March 9, 2015.

1. Focusing on Quality

Hayward

- Submitted response to Form 483 on June 1
- All commitments have been completed and submitted
- Inspection has been officially closed
- No formal update on status of the closure of the Warning Letter or PAI's on multiple products
- Continued dialogue with agency regarding our compliance status, GMP and product Pre-Approval Inspections (PAI's)

Taiwan

- Medicines and Healthcare Products Regulatory Agency (MHRA) completed inspection related to EU filing for IPX066 (RYTARY)
- Informed no critical or major deficiencies
- GMP certificate next anticipated step

2. Maximizing Generic Platform

Year to Date Product Launches

- Lamotrigine ODT – FTF
- Azelastine Nasal
- Olopatadine Nasal
- Oxymorphone IR tablet
- Metaxalone 400mg IR tablet
- Fenofibrate 120mg tablets
- Cyproheptadine IR tablet

Potential Generic Launches in 2015

Current U.S. Brand/Generic Market sales of $1.2B for the remaining 7 products not yet launched



8
3
2*
3
6
2
4
Internal
External Partners
Approved/Re-introduction
Pending Approval
Launched

Market Update on Products

Epinephrine Auto-Injector
- Inventory re-stocking

Adderall XR
- Inventory management

Digoxin
- Impact of additional competition

Oxymorphone ER
- Market dynamics

Source of sales data: IMS June 2015; Data as of August 1, 2015
*Requires approval from Hayward facility currently under a Warning Letter.
FTF = First-to-File

Impax

2. Maximizing Specialty Pharma Platform

Rytary™ (Carbidopa and Levodopa) Extended-Release Capsules

- Over 21,000 scripts since launch
- 14% TRx growth prior 4 weeks
- Strong product interest results in enhanced physician office access
- Driving awareness and adoption
  - 83% of commercial Rx's approved by payers
  - 76% of Medicare Part D Rx's approved by payers



Weekly TRx Since Launch
1,466
1600
1400
1200
1000
800
600
400
200
0
13-Feb
27-Feb
13-Mar
27-Mar
10-Apr
24-Apr
8-May
22-May
5-Jun
19-Jun
3-Jul
17-Jul
31-Jul

Zomig® Nasal Spray ZOLMITRIPTAN

- Continues to be the only substantially growing nasal triptan
  - 1H15 vs 1H14 - Zomig NS TRx Growth up 16% vs Other Nasal Triptans up 2%
- Zomig National Triptan share
  - LTM share up to 32.4% vs. 31.6%
- June 2015 approval for use in pediatric patients ages 12-17
  - Approximately 1.4 million pediatric patients in the U.S.
  - Promotion of indication in August



Zomig NS TRx
12000
10000
8000
6000
4000
2000
0
Jan
Feb
Mar
Apr
May
Jun
2014
2015

ALBENZA® (albendazole) tablets

- Focusing on next generation
- Preparing for initiation of promotional programs
- 20% CAGR 4Q11 to 4Q13



Quarterly TRx
20% CAGR
40000
35000
30000
25000
20000
15000
10000
5000
0
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

Source TRx: IMS; Source % of Rx's approved: Symphony

3. Optimizing R&D

Generic

ANDA Pipeline

Current U.S. Brand/Generic Market Sales - $19B

Pending at FDA - $9B
27% Confirmed/Potential FTF or FTM

Under Development - $10B
45% Potential FTF or FTM


25
13
12
8
5
3
Internal
External
10
1
7
2
10
8
2
Internal
External
Other SOD
Controlled-Release SOD
Alternative Dosage Form

Specialty Pharma

- IPX066 ex-US market
  - Trade name **Numient™** accepted
  - Progressing through EMA process
  - Centralized procedure submission with "Therapeutic Innovation" designation
  - 10-year marketing exclusivity eligibility
- IPX203 next generation RYTARY
  - Prioritized to top of pipeline
  - Plan to initiate Phase II in first half 2016

Source of sales data: IMS June 2015; Pipeline data as of Aug 1, 2015
FTF = First-to-File; FTM = First-to-Market; SOD = Solid Oral Dosage Form

4. Business Development Acceleration

- Announced divestiture of Daraprim® for $55 million in cash
  - Non-core asset acquired as part of Tower acquisition
  - Returns approximately 8% of $700 million acquisition price
- Integration of Tower acquisition essentially complete
  - Focusing on achieving strategic benefits
  - Capturing identified synergies of approximately $20 million
    - $10 million in 2015 and $10 million by end of 2016
- $600 million convertible senior notes offering
- Targeting strategic value-creating opportunities
  - Generic:
    - Companies offering complex solid oral or alternative dosage forms with more sustainable margins
    - Product divestitures from industry consolidation
  - Branded:
    - Commercialized, Phase III or Phase III ready assets
    - CNS: focused on movement disorders to utilize infrastructure

Impax

Financial Review

Bryan Reasons

Senior Vice President & Chief Financial Officer

Q2 2015 Financial Summary

$ millions, except per share amounts	Q2 2015	Q1 2015	Change	Q2 2014	Change
Total Net Revenues	**$214.2**	$143.1	49.7%	$188.1	13.9%
Adjusted Gross Profit	**$107.1**	$67.8	58.0%	$121.2	(11.7%)
Adjusted Gross Margin	**50.0%**	47.4%	2.6ppts	64.4%	(14.4ppts)
Adjusted Research & Development Expense	**$17.0**	$15.0	13.3%	$21.3	(20.0%)
Adjusted Selling, General & Administrative Expense	**$44.4**	$40.4	9.9%	$32.8	35.3%
Adjusted EBITDA	**$59.8**	$24.0	149.1%	$76.2	(21.5%)
Adjusted Interest Expense	**$6.2**	$1.5	319.5%	$0.01	>1000%
Adjusted Diluted Earnings Per Share	**$0.34**	$0.09	277.8%	$0.60	(41.4%)
Adjusted Tax Rate	**37.6%**	37.4%	0.2ppts	35.8%	1.8ppts

Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results

Impax

Q2 2015 Generic and Specialty Pharma Summary

$ millions, except per share amounts	Q2 2015	Q1 2015	Change	Q2 2014	Change
GENERIC DIVISION					
Total Net Revenues	**$174.7**	$128.7	35.7%	$176.4	(1.0%)
Adjusted Gross Profit	**$75.2**	$57.9	29.9%	$117.2	(35.8%)
Adjusted Gross Margin	**43.1%**	45.0%	(1.9ppts)	66.5%	(23.4ppts)
Adjusted Operating Income	**$53.7**	$42.0	27.9%	$100.1	(46.4%)
SPECIALTY PHARMA DIVISION					
Total Net Revenues	**$39.5**	$14.4	174.3%	$11.7	236.9%
Adjusted Gross Profit	**$31.8**	$9.9	221.2%	$4.0	695.0%
Adjusted Gross Margin	**80.6%**	68.8%	11.8ppts	33.9%	46.7ppts
Adjusted Operating Income	**$14.7**	($9.3)	--	($18.3)	--

Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results

Improved Capital Structure

Prior Credit Facility

- $435 secured term loan
- 4.5% + 1% LIBOR floor
- Minimum annual interest of approximately $24 million
- Restrictive covenants

Term Loan Termination Benefits

- Repaid higher interest term loan
- Reduced annual interest expense
- Convertible notes do not include financial covenants
- Significant balance sheet flexibility

New Convertible Senior Notes

- $600 million unsecured convertible
- 2% coupon
- Adjusted annual interest of $12 million

Capital Resources

- $190 million cash/cash equivalents
- Preserves significant borrowing capacity

Impax

Full-year 2015 Financial Guidance Update

$ millions	Prior	Updated
Adjusted Gross Margin*	**Mid 50% range**	**Low 50% range**
Adjusted Research & Development Expense*	**$80 to $85**	**$75 to $80**
Adjusted Selling, General & Administrative Expense	$170 to $180	$170 to $180
Adjusted Interest Expense**	**Not provided**	**$14**
Capital Expenditures	$45 to $50	$45 to $50
Effective Tax Rate	34% to 36%	34% to 36%

* Updated as of August 10, 2015
** New disclosure

Impax

Key Priorities

- Focusing on Quality and Resolution of Hayward Warning Letter
- Maximizing Existing and New Product Opportunities
- Sharpening Focus on Supply Chain and Cost Efficiencies
- Investing in Sustainable Generic and Branded Specialized Markets
- Executing on Value Enhancing Business Development/M&A

Q&A

Appendix

GAAP to Non-GAAP Reconciliations

The following table reconciles reported net (loss) income to adjusted net income. (Unaudited, amounts in thousands, except per share and per share data)

	June 30, 2015	March 31, 2015	June 30, 2014
Net (loss) income	$ (1,852)	$ (6,333)	$ 35,071
Adjusted to add (deduct):			
Amortization [(a)]	12,622	4,286	2,594
Hayward facility remediation costs [(b)]	2,697	3,148	8,651
Employee severance [(c)]	2,643	2,411	182
Intangible asset impairment charges [(d)]	-	-	-
Payment for licensing agreement [(e)]	-	-	-
Business development expenses [(f)]	3,901	7,388	-
Fair value of inventory step-up [(g)]	4,239	1,124	-
Ticking Fees [(h)]	-	2,317	-
Loss on extinguishment [(i)]	16,903	-	-
Deferred financing costs [(j)]	749	179	-
Income tax effect	(17,456)	(8,174)	(4,204)
Adjusted net income	$ 24,446	$ 6,346	$ 42,294
Adjusted net income per diluted share	$ 0.34	$ 0.09	$ 0.60
Net (loss) income per diluted share	$ (0.03)	$ (0.09)	$ 0.50
Diluted weighted average common shares outstanding	72,550,756	72,079,369	70,313.491

(a) Primarily resulting from the March 2015 acquisition of Tower (including its operating subsidiaries CorePharma LLC and Amedra Pharmaceuticals LLC) and Lineage. Included in "Cost of revenues" on the Consolidated Statements of Operations.
(b) Remediation costs relating to the Hayward, CA manufacturing facility. Included in "Cost of revenues" on the Consolidated Statements of Operations.
(c) Related to the closing of the Company's packaging and distribution facilities. Included in "Cost of revenues" on the Consolidated Statements of Operations.
(d) During the first quarter 2014, as a result of a decline in pricing on a currently approved Tolmar product, the Company revised the projections for the product and performed an intangible asset impairment analysis. Based on the results of this analysis, the Company recorded a $2.9 million charge to cost of revenues. Included in "Cost of revenues" on the Consolidated Statements of Operations.
(e) In January 2014, the Company entered into an agreement with DURECT Corporation and paid an upfront fee of $2.0 million. Included in "Research and development" expense on the Consolidated Statements of Operations.
(f) Professional fees related to business development activities including integration-related activities. Included in "Selling, general and administrative" expenses on the Consolidated Statements of Operations.
(g) Fair value adjustment of inventory as a result of purchase accounting for the Tower acquisition. Included in "Cost of revenues" on the Consolidated Statements of Operations.
(h) Fees incurred relating to the Company's $435.0 million term loan to lock in the financing terms beginning from the lenders' commitment of the term loan to the actual allocation of the term loan upon the closing of the Tower transaction. Included in "Interest expense" on the Consolidated Statements of Operations.
(i) Loss on the extinguishment and repayment of the $435.0 million term loan due to the write-off of $16.9 million of deferred financing costs. Included in "Interest expense' on the Consolidated Statements of Operations.
(j) Amortization of financing costs related to the Company's $435.0 million term loan. Included in "Interest expense" on the Consolidated Statements of Operations.

Impax

GAAP to Non-GAAP Reconciliations

The following table reconciles total Company reported cost of revenues, research and development expenses, and selling, general and administrative expenses to adjusted cost of revenues, adjusted gross profit, adjusted gross margin, adjusted research and development expenses, and adjusted selling, general and administrative expenses.
(Unaudited, amounts in thousands)

	Three months ended		
	June 30, 2015	March 31, 2015	June 30, 2014
Cost of revenues	$ 129,331	$ 83,862	$ 78,349
Adjusted to deduct:			
Amortization	12,622	4,286	2,594
Hayward facility remediation costs	2,697	3,148	8,651
Employee severance	2,643	-	182
Intangible asset impairment charge	-	-	-
Fair value of inventory step-up	4,239	1,124	-
Adjusted cost of revenues	$ 107,130	$ 75,304	$ 66,922
Adjusted gross profit [a]	$ 107,052	$ 67,792	$ 121,199
Adjusted gross margin [a]	50.0%	47.4%	64.4%
Research and development expenses	$ 16,995	$ 14,962	$ 21,252
Adjusted to deduct:			
Payment for licensing agreement	-	-	-
Adjusted research and development expenses	$ 16,995	$ 14,962	$ 21,252
Selling, general and administrative expenses	$ 48,309	$ 50,160	$ 32,817
Adjusted to deduct:			
Business development expenses	3,901	7,388	-
Employee severance	-	2,411	-
Adjusted selling, general and administrative expenses	$ 44,408	$ 40,361	$ 32,817

[a] Adjusted gross profit is calculated as total revenues less adjusted cost of revenues. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues.

Impax

GAAP to Non-GAAP Reconciliations

The following table reconciles reported net (loss) income to adjusted EBITDA.
(Unaudited, amounts in thousands)

	Three months ended		
	June 30, 2015	March 31, 2015	June 30, 2014
Net (loss) income	$ (1,852)	$ (6,333)	$ 35,071
Adjusted to add (deduct):			
Interest income	(294)	(284)	(365)
Interest expense	6,953	3,975	(93)
Depreciation and other	7,648	6,158	5,694
Income taxes	(2,696)	(4,372)	19,354
EBITDA	9,759	(856)	59,661
Adjusted to add (deduct):			
Amortization	12,622	4,286	2,594
Hayward facility remediation costs	2,697	3,148	8,651
Employee severance	2,643	2,411	182
Intangible asset impairment charges	-	-	-
Payment for licensing agreement	-	-	-
Business development expenses	3,901	7,388	-
Fair value of inventory step-up	4,239	1,124	-
Loss on extinguishment of debt	16,903	-	-
Share-based compensation	7,071	6,488	5,134
Adjusted EBITDA	$ 59,835	$ 23,989	$ 76,222

The following table reconciles reported interest expense to adjusted interest expense.
(Unaudited, amounts in thousands)

	Three months ended		
	June 30, 2015	March 31, 2015	June 30, 2014
Interest expense	$ (6,953)	$ (3,975)	$ 93
Adjusted to deduct:			
Ticking Fees	-	2,317	-
Deferred financing costs	749	179	-
Adjusted interest expenses	$ (6,204)	$ (1,479)	$ 93

Impax

GAAP to Non-GAAP Reconciliations

The following tables reconcile the Impax Generics and Impax Specialty Pharma Divisions reported cost of revenues to adjusted cost of revenues, adjusted gross profit, adjusted gross margin and adjusted operating income.
(Unaudited, amounts in thousands)

Generic Division

	Three months ended June 30, 2015	Three months ended March 31, 2015	Three months ended June 30, 2014
Total revenues	$ 174,679	$ 128,741	$ 176,394
Cost of revenues	110,767	76,472	69,872
Adjusted to deduct:			
Amortization	5,238	2,217	1,864
Hayward facility remediation costs	2,697	3,148	8,651
Employee severance	2,643	-	182
Intangible asset impairment charge	-	-	-
Fair value of inventory step-up	725	275	-
Adjusted cost of revenues	99,464	70,832	59,175
Adjusted gross profit (a)	75,215	57,909	117,219
Total operating expenses	21,507	15,927	17,084
Income from operations	$ 53,708	$ 41,982	$ 100,135
Adjusted gross margin (a)	43.1%	45.0%	66.5%

Specialty Pharma Division

	Three months ended June 30, 2015	Three months ended March 31, 2015	Three months ended June 30, 2014
Total revenues	$ 39,503	$ 14,355	$ 11,727
Cost of revenues	18,564	7,390	8,477
Adjusted to deduct:			
Amortization	7,384	2,069	730
Fair value of inventory step-up	3,514	849	-
Adjusted cost of revenues	7,666	4,472	7,747
Adjusted pross profit (a)	31,837	9,883	3,980
Total operating expenses	17,178	19,137	22,241
Income (loss) from operations	$ 14,659	$ (9,254)	$ (18,261)
Adjusted gross margin (a)	80.6%	68.8%	33.9%

(a) Adjusted gross profit is calculated as total revenues less adjusted cost of revenues. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues.

Impax